                                                                    Exhibit 10.7

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT MADE UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                      Void after 5:00 p.m., Mountain Time
                                 April 8, 2000


                        WARRANT TO PURCHASE COMMON STOCK

                      HORIZON ORGANIC HOLDING CORPORATION

This is to Certify That, FOR VALUE RECEIVED,

                            McCabe, Mintz & Company
                     ------------------------------------

or registered assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Horizon Organic Holding Corporation, a Delaware corporation (the "Company"), at any time on or after April 8, 1998, and not later than 5:00 p.m., Mountain Time, on April 8, 2000, 3,500 shares of common stock of the Company, having a $0.001 par value ("Common Stock") at a purchase price of $8.00 per share. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

     1.  Exercise of Warrant.  This Warrant may be exercised in whole or in part
         -------------------
at any time or from time to time on or after April 8, 1998, but not later than 5:00 p.m., Mountain time, on April 8, 2000, or if April 8, 2000 is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such Purchase Form, together with all federal and state transfer taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

     2.  Reservation of Shares.  The Company hereby agrees that at all times
         ---------------------
there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

     3.  Exchange, Assignment or Loss of Warrant.  This Warrant is exchangeable,
         ---------------------------------------
without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. This Warrant may not be sold, transferred, assigned, or hypothecated without the consent of the Company, which consent shall not be unreasonably withheld but may be conditioned upon the Company's receipt of a legal opinion satisfactory to the Company from the Holder's counsel that such sale, transfer, assignment or hypothecation is exempt from registration under all applicable federal and state laws. Any such assignment shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with a valid assignment duly executed and funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Subject to the foregoing condition, this Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations for whole shares of Common Stock in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft, or destruction) of indemnification to the Company and its transfer agent and registrar (if any) as shall be deemed advisable by the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     4.  Rights of the Holder.  The Holder shall not, by virtue hereof, be
         --------------------
entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     5.  Adjustments.
         -----------

         (a) If all or any portion of this Warrant shall be exercised subsequent to any stock split, stock dividend, recapitalization, combination of shares of the Company, or other similar event, occurring after the date hereof, then the Holder exercising this Warrant shall receive for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such stock split, stock dividend recapitalization, combination of shares, or other similar event. If any adjustment under this Section 5(a) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this Section 5(a), the Company shall forthwith notify the Holder of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

         (b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company, or other similar event, occurring after the date hereof, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, or the holders of Common Stock are entitled to receive cash or other property, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares, cash or other property which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange of shares, separation, reorganization or liquidation, or other similar event. If any adjustment under this Section 5(b) would create a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this Section 5(b), the Company shall forthwith notify the Holder of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

     6.  Transfer to Comply with the Securities Act of 1933.
         --------------------------------------------------

         (a) This Warrant or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in conformity with the Securities Act of 1933, as amended, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section 6 with respect to any resale or other disposition of such securities.

         (b) The Company may cause the following legend to be set forth on each Warrant and certificate representing the Warrant Stock or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

         The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement made under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

     7.  Applicable Law.  This Warrant shall be governed by, and construed in
         --------------
accordance with, the laws of the State of Colorado.

                              HORIZON ORGANIC HOLDING CORPORATION

                              By:/s/ Barnet M. Feinblum
                                 ________________________________
                                 Barnet M. Feinblum, President

Date:  April 8, 1998

[SEAL]

                                 PURCHASE FORM

                                                     Date: ______________, 19___


Horizon Organic Holding Corporation
6311 Horizon Lane
Longmont, Colorado 80503

Ladies and Gentlemen:

          The undersigned hereby elects to exercise the warrant issued to it by Horizon Organic Holding Corporation (the "Company") and dated April 8, 1998, Warrant No. ________ (the "Warrant") and to purchase thereunder __________ shares of the Common Stock of the Company (the "Shares") at a purchase price of Eight Dollars ($8.00) per Share, or an aggregate purchase price of ______________________________ ($____________) (the "Purchase Price").

     Pursuant to the terms of the Warrant, the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.


                                               Very truly yours,

                                               _________________________________

                                               By: _____________________________

                                               Title: __________________________